

Immunic THERAPEUTICS

Immunic Therapeutics

Developing Selective Oral Drugs in Immunology

NASDAQ: IMUX | June 2021

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

→ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 to safely and effectively target and treat relapsing-remitting multiple sclerosis or infections associated with coronavirus disease 2019 (COVID-19); the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission.

→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Our Mission

We are developing a pipeline of next generation selective oral therapies aimed at offering patients with chronic inflammatory and autoimmune diseases new and clinically meaningful treatment options.



Immunic THERAPEUTICS

Development Pipeline

Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3
IMU-838	Multiple Sclerosis	DHODH				
	Ulcerative Colitis	DHODH				
	Crohn's Disease	DHODH				
	Primary Sclerosing Cholangitis	DHODH				Investigator-Sponsored Trial performed at Mayo Clinic / NIH
IMU-935	Psoriasis	RORγt				
	Guillain-Barré Syndrome	RORγt				
IMU-856	Gastrointestinal Diseases	Intestinal Barrier Function				

■ Completed or ongoing ■ In preparation or planned

Immunic THERAPEUTICS

Blocking DHODH Leads to a Selective Effect on Overactivated Lymphocytes Without Broader Immunosuppression



Lymphocyte
Activated Lymphocyte
"Stressed" Lymphocyte
Pharmacological Effects
Insufficient pyrimidine recycling
IMU-838
Disease related activation
Stop of transcriptional elongation
Metabolically silent
DHODH not important
Activation of pyrimidine *de novo* synthesis
DHODH upregulation
Rate limiting step in pyrimidine synthesis
IMU-838 triggering:
Pyrimidine pool depletion
Metabolic stress signal up
Blocking of Th17/Th1 cytokines

Selective targeting of hyperactivated immune cells without affecting normal immune function

No negative effect observed on:

- White blood cell count
- Rates of infection or malignancy
- Vaccination efficacy[1]

Illustration adapted from Tan et al., 2016, Mol Cell 62; [1] Bar-Or A, Freedman MS, Kremenchutzky M, et al. Neurology. 2013;81(6):552-558
DHODH: dihydroorotate dehydrogenase

IMU-838 is Designed to be an Easy-to-Use, Uniquely Safe, Well-Tolerated and Efficacious Multiple Sclerosis (MS) Treatment

MS drug market exceeds USD 23 billion, but still needs:

- A robust anti-inflammatory, with additional **neuroprotective properties**
- A **safe and well-tolerated oral** drug, allowing patients to maintain their normal quality-of-live
- A solution particularly for **early diagnosed patients** who need an **easy-to-use base medication**

The Global MS Drug Market is Crowded But Enormous

Total 2020 Sales in G7 Countries*: USD 23.24 Billion

Oral MS Drugs Have Substantial Market Share*

IMU-838 Aims at Significant Share of USD 10+ Billion Oral MS Drug Market*


Infusions
USD 5.82 bn
Orals
USD 10.55 bn
Injectables
USD 6.79 bn
Teriflunomide
USD 2.03 bn
S1P Modulators
USD 3.07 bn
Cladribine
USD 0.44 bn
Dimethyl Fumarate
USD 5.01 bn

* Sales numbers in G7 countries (US, UK, Canada, Japan, Germany, France, Italy) in USD billion; S1P: sphingosine-1-phosphate
Source: Multiple Sclerosis Landscape and Forecast by Decision Resources Group Part of Clarivate

Immunic THERAPEUTICS

Successful MS Therapy Requires Efficacy, Safety and Tolerability

Lifelong Disease

- **Lifelong disease** requiring decades of therapy
- ~2.8 million people affected worldwide (~1 million in the US)[1]
- Typically diagnosed in **younger adults** with a 3:1 preference for women
- Patients can expect to be on therapy for 40+ years

Therapeutic Goal: Preventing Disability Worsening

- Historical focus has been on prevention of relapses
- Unmet need is prevention of **disability worsening**



Preclinical phase
Relapsing-remitting phase
Secondary progressive phase
Brain volume
Clinical disability
Disease burden
MRI activity
? years
10-15 years
20 + years

Need to Do so Without

- **Problematic side effects** which worsen quality-of-life and/or decrease compliance (leading to worse outcomes)
- Health risks, which can add up **cumulatively** over life-time of therapy, such as:
  - Cancer risk
  - Infection risk, incl. PML risk
  - Cardiovascular risk
  - Liver risk
- Need for **significant monitoring** (inconvenience, expense, false positives, etc.)

PML: progressive multifocal leukoencephalopathy

[1] MS International Federation (2020): Atlas of MS. https://www.atlasofms.org/map/global/epidemiology/number-of-people-with-ms

Existing First-Line and Oral MS Drugs Leave Much to be Desired

	Glatiramer Acetate	Interferons	Teriflunomide	Dimethyl Fumarate	Cladribine	S1P Modulators
Oral?	◆	◆	✔	✔	✔	✔
Relapse Reduction	●	●	●	✔	✔	✔
Prevention of Disability Worsening	●	◆	✔	●	✔	✔
Tolerability	✔	◆	●	●	●	●
Safety	✔	✔	●	●	◆	●
Absence of Infection Risk	✔	✔	✔	◆	◆	◆
Vaccination Possible?	✔	✔	✔	◆	◆	◆
Low Monitoring Requirements	✔	●	◆	◆	◆	◆

✔ Favorable Profile / Yes   ● Clinical Concern/Risk   ◆ Substantial Risk / No

This classification is based on Immunic assumptions according to clinical trial results as well as FDA labels of the drugs displayed.
S1P: sphingosine-1-phosphate

IMU-838 is Targeted to be the Easy-to-Use Drug for MS

IMU-838 is intended to be:

- the **first once-daily medication** for MS patients with a well-balanced combination of a **favorable safety and convenience** profile with **robust clinical activity**

Benefits for Patient

- Noticeable efficacy and potential to prevent and/or delay disability worsening
- Outstanding safety profile of an oral drug without adverse events disturbing quality-of-live
- No/low PML risk
- Long treatment duration through less risk for discontinuation, high patient compliance

Advantages for Neurologist

- Broad applicability
- Robust clinical activity
- Easy on- and off-dosing
- Few monitoring requirements
- No black box warning for hepatotoxicity

PML: progressive multifocal leukoencephalopathy

Strong IMU-838 Phase 2 Data Supports Desired Product Target Profile

Strong Phase 2 Data Underlines Robust Efficacy With Neuroprotective Potential

- **Suppression of MRI lesions ($p < 0.001$): met primary and key secondary endpoints**
- Positive signals on:
  - Annual relapse rate (ARR)
  - Time to relapse
  - Unconfirmed disability
  - Expanded disability status scale (EDSS)
- Robust decrease in serum neurofilament light chain provides **evidence of potential neuroprotective activity**

Phase 2 Data Also Confirms Best-in-Class Safety and Tolerability

- Administration of IMU-838 was observed to be **safe and well-tolerated**
- Very **low rate of treatment discontinuations**, even lower than in the placebo group, indicated an encouraging combination of tolerability and efficacy
- **No** signals for **hepatotoxicity or infections**, no liver and kidney events and no hematuria observed – **suggests less need for intensive monitoring**

No other drug, approved or in development, shares these unique attributes.

MRI: magnetic resonance imaging

Phase 2 Data of IMU-838 in RRMS: Primary and Key Secondary Endpoints Met, Showing Strong Efficacy

Double-Blind, Placebo-Controlled, Randomized, Parallel-Group Phase 2 Trial

- Blinded main treatment period of 24 weeks
- Extended treatment period of up to 9.5 years to observe long-term safety

Key Study Endpoints

Cumulative number of new combined unique active (CUA) magnetic resonance imaging (MRI) lesions up to week 24

- Primary endpoint: Difference between 45 mg/day IMU-838 and placebo
- Key secondary endpoint: Difference between 30 mg/day IMU-838 and placebo

Suppression of CUA MRI Lesions IMU-838 Versus Placebo Over 24 Weeks



Percent
120
100
80
60
40
20
0
p < 0.0001
p = 0.0002
70%
reduction
62%
reduction
n=71
n=69
n=69
30 mg IMU-838 / day
45 mg IMU-838 / day
Placebo

10 mg dose of IMU-838 in sub-cohort 2 demonstrated a placebo-adjusted reduction of 32% in CUA MRI lesions at week 12

CUA MRI Lesions: combined unique active magnetic resonance imaging lesions. Sum of the number of all new Gadolinium-enhancing lesions on T1-weighted MRI and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting. Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gadolinium-enhancing lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

Phase 2 Data of IMU-838 in RRMS: Demonstrated Robust Efficacy

The **Robust MRI Lesion Suppression of IMU-838** Compares Favorably to Other First-Line and Oral Base Medications Commercially Available in RRMS.*

	IMU-838	IMU-838	Glatiramer Acetate[1]	Teriflunomide[2]	Dimethyl Fumarate[3]	Fingolimod[4]	Ozanimod[5]
Administration	Oral	Oral	Injectable	Oral	Oral	Oral	Oral
Daily Dose	45 mg QD	30 mg QD	20 mg QD	14 mg QD	240 mg TID	1.25 mg QD	1 mg QD
MRI Endpoint	Cumulative CUA lesions	Cumulative CUA lesions	Cumulative Gd lesions	Mean CUA lesions/scan	Cumulative Gd lesions	Cumulative Gd lesions	Cumulative Gd lesions
Treatment Duration	24 weeks	24 weeks	9 months	36 weeks	24 weeks	6 months	24 weeks
Suppression of MRI Activity	**62%**	**70%**	**29%**	**61%**	**69%**	**43%**	**86%**

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily; TID: ter in die = three times daily; CUA: combined unique active; MRI: magnetic resonance imaging; Gd: Gadolinium

[1] Comi et al. Ann Neurol. 2001;49(3):290-297 [2] O'Connor et al. Neurology. 2006;66(6):894-900 [3] Kappos et al. Lancet. 2008;372(9648):1463-1472 [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140 [5] Cohen JA, Arnold DL, Comi G, et al. Lancet Neurol. 2016;15(4):373-381

Immunic THERAPEUTICS

Phase 2 Data of IMU-838 in RRMS: Positive Signals on Time to Relapse and Unconfirmed Disability



Proportion of Patients With Relapse up to Week 24
Percent
30
25
20
15
10
5
0
14.3%
19.4%
23.9%
30 mg IMU-838
45 mg IMU-838
Placebo



Proportion of Patients With Unconfirmed Disability Progression up to Week 24
Percent
50
45
40
35
30
25
20
15
10
5
0
11.8%
12.1%
23.1%
30 mg IMU-838
45 mg IMU-838
Placebo

Left: For patients with relapse up to week 24 the time to first relapse is calculated as date of first relapse - date of first IMP. Patients without relapse up to week 24 were censored at the last visit date during the main treatment period, e.g., censoring time is calculated as last visit date - date of first IMP + 1. Censored observations are marked with circles. Right: EDSS (Expanded Disability Status Scale) progression is defined as an increase of the EDSS score compared to baseline of at least 1.0 point for patients with a baseline EDSS score of 1 to 4.0 or of at least 1.5 points for patients with a baseline EDSS score of 0. There is no confirmation of EDSS progression in this trial due to its short duration. Patients with missing assessments at week 24 without a progression at any time are set to missing.

DHODH Provides Proven Mechanism for Neuroprotection

Phase 2 Data of IMU-838 in RRMS Showed Evidence of Potential Neuroprotective Activity: Robust Decrease in Serum Neurofilament Light Chain (Biomarker for Axonal Damage)[1]



Percent
20
10
0
-10
-20
-30
-17.0%
-20.5%
+6.5%
30 mg IMU-838
45 mg IMU-838
Placebo

DHODH Inhibitors Have Successfully Shown Neuroprotective Effects

Teriflunomide has **demonstrated a clear effect against disability progression** (neuroprotective effect) as opposed to a solely anti-inflammatory effect acting against relapses[2]



Sustained Disability Progression (% of patients)
40
35
30
25
20
15
10
5
0
Placebo
27.3%
Teriflunomide, 7 mg
21.7%
20.2%
Teriflunomide, 14 mg
7 mg vs. placebo: 23.7% reduction, P=0.08
14 mg vs. placebo: 29.8% reduction, P=0.03
0
12
24
36
48
60
72
84
96
108
Weeks to Progression

[1] Quantification of neurofilament light polypeptide (NEFL) by an electrochemiluminescent immunoassay (ECLIA) in blood serum samples
[2] O'Connor PW et al. N Engl J Med. 2011; 365:1293–303; Confavreux C et al. Lancet Neurol. 2014; 13:247–56.. (TEMSO study)

Immunic THERAPEUTICS

Phase 2 Data of IMU-838 in RRMS: Low Discontinuation Rates

Low Discontinuation Rates for IMU-838 Treated RRMS Patients, Considerably Lower Than Placebo, Indicate an Overall Encouraging Tolerance Profile While Providing a Sense of Efficacy to Patients.*

	IMU-838	IMU-838	Glatiramer Acetate[1]	Teriflunomide[2]	Dimethyl Fumarate[3]	Fingolimod[4]	Ozanimod[5]
Administration	Oral	Oral	Injectable	Oral	Oral	Oral	Oral
Daily Dose	45 mg QD	30 mg QD	20 mg QD	14 mg QD	240 mg TID	1.25 mg QD	1 mg QD
Treatment Period	24 weeks	24 weeks	9 months	36 weeks	24 weeks	6 months	24 weeks
Active Treatment	**5.8%**	**2.8%**	**5.9%**	**19.3%**	**15.6%**	**5.4%**	**2.2%**
Placebo	**7.2%**	**7.2%**	**5.8%**	**6.6%**	**9.2%**	**6.5%**	**3.3%**

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily; TID: ter in die = three times daily

[1] Comi et al. Ann Neurol. 2001;49(3):290-297 [2] O'Connor et al. *Neurology*. 2006;66(6):894-900 [3] Kappos et al. Lancet. 2008;372(9648):1463-1472 [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140 [5] Cohen JA, Arnold DL, Comi G, et al. Lancet Neurol. 2016;15(4):373-381

IMU-838: Attractive Pharmacokinetic, Safety and Tolerability Profile Confirmed in Multiple Clinical Trials

- Safety profile similar to placebo: no general safety signals observed in clinical trials so far
- No increased rates of diarrhea, neutropenia, or alopecia
- No increased rates of infections and infestations or hematology values
- Drug exposure tested in more than 800 human subjects and patients to date
- Low rates of adverse events and treatment-emergent adverse events
- No signal for hepatotoxicity or elevations of liver enzymes and no Hy's law cases

Phase 2 Data of IMU-838 in RRMS: No Signal for an Increase of Infections and Infestations

TEAE of SOC: Infections and Infestations	30 mg IMU-838			45 mg IMU-838			Placebo		
	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAEs (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
Total	18	13	18.3	22	16	23.2	21	16	23.2

TEAE: treatment-emergent adverse events; SOC: system organ class

Phase 2 Data of IMU-838 in RRMS: No Hepatotoxicity Signals
Hy's Law Assessment for Drug-Induced Liver Injury

Absence of Hepatotoxicity Signals and Other Relevant Adverse Events Leading to Discontinuations Differentiates Against Other Available Oral RRMS Medications.

Hy's Law Assessment (ALT)



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
Peak ALT [xULN]
10
1
0.1
0.01
0.01
0.1
1
10

Liver Enzyme Elevations		
	IMU-838 (30 mg and 45 mg pooled)	Placebo
Number of Patients	140	69
ALT or AST >5xULN	2.9% (4)	2.9% (2)
ALT or AST >10xULN	0.7% (1)	1.4% (1)
ALT or AST >15xULN	0.0% (0)	0.0% (0)

No signal for hepatoxicity has been observed anywhere in the entire IMU-838 development program, including in the phase 2 EMPhASIS trial.

ALT: alanine aminotransferase; AST: aspartate aminotransferase; ULN: upper limit of normal; BILI: bilirubin

Immunic THERAPEUTICS

IMU-838's Safety Profile is Unique

	IMU-838[1]	Teriflunomide[2]	Dimethyl Fumarate[3]	Cladribine[4]	Fingolimod[5]	Siponimod[6]	Ponesimod[7]	Ozanimod[8]
PML Risk	✔	✔	◆	●	◆	●	●	●
Increased Number of Infections	✔	✔	◆	●	◆	●	●	●
Vaccination Limitations	✔	✔	✔	◆	●	●	●	●
Gastrointestinal Toxicities, Incl. Diarrhea	✔	◆	◆	✔	✔	✔	✔	✔
Cardiovascular Risks, Incl. Blood Pressure	✔	●	✔	◆	◆	●	●	✔
Lymphopenia	✔	●	◆	◆	◆	●	●	●
Neutropenia	✔	◆	✔	◆	●	●	●	●
Risk of Liver Injury	✔	!	◆	◆	◆	●	◆	●
Rebound Effect	☐	✔	✔	✔	◆	◆	◆	◆
Increased Risk of Cancer	✔	✔	✔	!	●	●	●	●
Macular Edema	✔	✔	✔	✔	◆	◆	◆	◆

✔ Favorable Profile ● Clinical Concern/Risk ◆ Substantial Risk ! Black Box Warning ☐ N/A

This classification is based on Immunic assumptions according to clinical trial results regarding likelihood and severity of risk as well as FDA labels of the drugs displayed: [1] https://www.immunic-therapeutics.com/2020/09/11/immunic-inc-publishes-full-unblinded-clinical-data-from-phase-2-emphasis-trial-of-imu-838-in-patients-with-relapsing-remitting-multiple-sclerosis-and-announces-poster-presentation-at-the-msvirtual20/ [2] O'Connor et al., 2011 NEJM [3] Gold et al., 2012 NEJM, Fox et al., 2012 NEJM [4] Giovannoni et al., 2010 NEJM [5] Kappos et al., 2010 NEJM, Cohen et al., 2010 NEJM [6] Kappos et al 2018 Lancet [7] Kappos et al., 2021 JAMA [8] Comi et al., 2020 Lancet, Cohen et al., 2020 Lancet

Immunic THERAPEUTICS

IMU-838: Already Viewed as Most Attractive DMT in Development

An Independent, Third-Party Study* Analyzed How MS Patients Are Switching Therapies

SPHERIX GLOBAL INSIGHTS

- Independent expert group, Spherix, asked real world treating physicians:
  - If current DMT is not successful for the patient, and based on what you know about the following DMTs in development, how likely would you be to switch the patient to one of these agents (assuming they are available)?
- Study **analyzed nine MS drugs**, then in development:
  - IMU-838, ponesimod, masitinib, ublituximab, ibudilast, evobrutinib, tolebrutinib, fenebrutinib, glatiramer acetate depot
- Among those, **IMU-838 was considered the most interesting** with 77% of neurologists considering IMU-838 for the next switch to DMT (possibly and very likely)
- Of the drugs analyzed, IMU-838 was the **only drug then in phase 2** development
- Immunic had not yet started significant medical affairs outreach

DMT: disease-modifying therapy
* "DMT Switching in Multiple Sclerosis 2021" report published end of March 2021. The 2021 audit included in the service captured chart data from 1,117 patients switched to a new DMT within the past three months (provided by 223 neurologists).

Immunic THERAPEUTICS

IMU-838: Full Prescription Coverage Achievable at Attractive Pricing Range

Immunic Hired Third-Party Pricing Experts to Perform Landscape Analysis for IMU-838 Pricing

Historically, **differentiated** innovator drugs have **not experienced price impacts** even when generics are approved for a related or similar molecule.

- For example, the genericization of Copaxone 20 mg did not impact the pricing of the 40 mg version of Copaxone.

Payer study[1] found coverage **insensitivity regarding generic pricing levels.**

- IMU-838 is considered **differentiated** from currently approved oral RRMS drugs, including Aubagio®:
  - Better safety
  - Better tolerability
  - Less monitoring likely to be required
  - Potential neuroprotective effects

Conclusions:

- Coverage is **not sensitive** to IMU-838 pricing despite the presence of generics.
- **Full prescription coverage by payers is achievable for IMU-838** at an attractive pricing range of USD 50-60 thousand annually, **independent of future generic pricing.**

[1] Payer's analysis performed by Medical Marketing Economics (MME), LLC

IMU-838 in RRMS: Phase 3 Planning Underway With Update Expected in Q3/2021

Development Goals: Achieve **Market Approval** and Confirm **Product Differentiation** Based on Safety, Tolerability, Efficacy and Neuroprotective Properties of IMU-838.



- 30 mg once daily dose of IMU-838 targeted for phase 3 development
- Formal phase 3 feasibility other preparatory activities ongoing
- Details on the design of the envisaged phase 3 program planned to be announced in Q3/2021, after final regulatory feedback is available
- Phase 3 program expected to start in H2/2021

IMU-838 in Inflammatory Bowel Disease (IBD)

IMU-838 is Targeted to be a First-in-Class Treatment Option With an Excellent Safety Profile

IBD: Therapeutic Pyramid


Severity of Disease
Severe
Moderate
Mild
Surgery
TNFα mAbs
Vedolizumab
Selective
Immunomodulators
Traditional Immunomodulators
Corticosteroids
Budesonide
Aminosalicylates, Antibiotics
IMU-838

Current Solutions Have Limitations

- Substantial side effects due to long-term use includes increased rate of cancer risk and virus reactivation of currently used immunosuppressants[1] [2] [3]
- Antibodies lose activity over time[4]
- In the absence of potential 'game changing' new therapies, combination approaches may become more relevant. Due to its unique properties, IMU-838 might be a perfect combination candidate.

[1] Present, Daniel H., et al. Annals of internal medicine 1989; 111.8: 641-649 [2] Dayharsh, Gerald A., et al. Gastroenterology 2002; 122.1: 72-77
[3] Winthrop, Kevin L., et al. Arthritis & rheumatology 2014; 66.10: 2675-2684 [4] Roda, Giulia, et al. Clinical and translational gastroenterology 2017; 7.1: e135
TNF: tumor necrosis factor; mAb: monoclonal antibody

Immunic THERAPEUTICS

IMU-838: Key Strengths That Address Limitation of Existing Therapies in IBD

Oral effective treatment option that can be prescribed for a large number of IBD patients

- **No clinical evidence of increased rate of viral reactivations** – in vitro data of direct antiviral effect
- Mode of action may provide a new treatment option for patients failing other therapies in IBD
- Selective effect towards metabolically hyperactivated inflammatory cells
- Once-daily oral drug intake – beneficial for patients and could improve compliance
- Small molecule with low production costs

ENTRANCE Study: Primary Efficacy Results

ENTRANCE Study:

- Study performed with active moiety vidofludimus
- All patients failed two attempts to taper down steroids
- Open-label, dosing of 35 mg vidofludimus QD
- Primary efficacy endpoint: steroid-free/steroid-reduced remission (week 12)



Number of Patients
25
20
15
10
5
0
26
mITT
88.5%
Total Response
14
Complete
Responders
(53.9%)
9
Partial
Responders
(34.6%)
3
Non-
Responders
(11.5%)
Week 1: 26.5 (± 8.0) mg*
Week 12: 1.0 (± 2.8) mg*

IMU-838 had response rates of:

85.7% in Crohn's disease

91.7% in ulcerative colitis

Herrlinger et.al., 2011, Gastroenterology 140:588

*Mean dose of steroid equivalent in mg per day; mITT: modified intent to treat; QD: quaque die = once-daily

CALDOSE-1: Clinical Phase 2 in UC Ongoing
NCT03341962



Coordinating Investigator:
Dr. Geert d'Haens
(AMC Amsterdam)

Active IND in the United States

Overall Number of Patients:
240

Currently More Than 100 Active Sites in 14 Countries:
USA, Western, Central and Eastern Europe

Interim Analysis Established Potentially Broad Effective Dose Range:

- Performed by an unblinded data review committee in August 2019
- Analysis based on all available clinical, endoscopic, biomarker, pharmacodynamic, and safety data
- No intolerable dose identified
- No safety signal observed

Primary Endpoint:
Proportion of patients with symptomatic remission and endoscopic healing at week 10

Timelines:
Recruitment expected to be completed by end of 2021
Currently estimated to deliver top-line data in H1/2022

IND: investigational new drug

Immunic THERAPEUTICS

CALDOSE-1: Phase 2 Trial Design in UC



Induction Phase
Maintenance Phase
R
Placebo (n=60)
10 mg IMU-838 QD (n=60)
30 mg IMU-838 QD (n=60)
45 mg IMU-838 QD (n=60)
Patients with symptomatic remission at weeks 10 or 22
R
Placebo (n=60)
10 mg IMU-838 QD
30 mg IMU-838 QD
Optional open-label extension period to obtain long-term safety: up to 9 years
10 weeks
Until UC relapse or termination
Patient number required: N=240
Final analysis induction phase after 10 weeks
Final analysis maintenance phase after 50 weeks

R: randomization; QD: quaque die = once-daily

Potentially Applicable to a Wide Range of Diseases

IMU-838: Clinical Activity in Further Indications

IMU-838: Broad-Spectrum Antiviral Activity Against Different Pathogenic Viruses

Antiviral Activity With EC_{50} Values in Single Digit µM Range



HCV
(EC_{50} 5.9 µM)
SARS-CoV-2
($EC_{99.9}$ ~10 µM)
IMU-838
hCMV
(EC_{50} 7.4 µM)
HIV
(EC_{50} 2.1 µM)
Arenavirus
(EC_{50} 2.9 µM)

Virus Mutations are Not Expected to Have Any Impact on IMU-838's Activity

- In general, viruses rely on the host cell's infrastructure for nucleotide supply
- Inhibition of the host cell's enzyme DHODH by IMU-838 leads to a depletion of pyrimidine nucleotides that are needed for the
  - Production of viral RNA (virus genome replication) and
  - Production of viral proteins (via mRNA)
- This mechanism is host cell based and therefore independent of any mutations in virus proteins, as all variants require intracellular replication in human host cells
- By targeting the host cell metabolism, IMU-838 has shown to be active against different RNA and DNA viruses *in vitro*
  - Demonstrating that even significant differences in the genome (different virus types vs mutations of SARS-CoV-2) rely on the same mechanism for nucleotide supply

Left: Hahn F et al. (2020) Viruses. 12:1394 / Right: Eur J Clin Invest. 2020;50:e13366

Immunic THERAPEUTICS

IMU-838: Demonstrated Activity in Hospitalized Patients With Moderate COVID-19

Evidence of Clinical Activity of IMU-838 Shown on Multiple Secondary Endpoints

- Prospective, multicenter, randomized, placebo-controlled, double-blind phase 2 trial*
- Clinically meaningful improvements in time to clinical recovery and time to clinical improvement
- Substantial treatment effect in high-risk patients and patients aged 65 years and older
- Antiviral effect of IMU-838 against SARS-CoV-2 in patients, as observed by viral titers
- Effective reduction of D-dimer, a well-known prognostic disease marker for COVID-19
- An indication, based on initial data from a post-hoc analysis of "Long COVID" symptoms, that IMU-838 may have the potential to prevent long-term fatigue
- IMU-838's safety and tolerability profile was confirmed in this patient population

* NCT04379271

IMU-838 showed evidence of clinical activity on multiple clinical endpoints in hospitalized patients with moderate COVID-19.

The treatment effect of IMU-838 versus placebo appears to be commensurate with that of other medications successfully tested in COVID-19.

Effects on preventing "Long COVID" symptoms suggest that IMU-838 could be a promising long-term therapeutic intervention.

IMU-838: Further Development Potential in Primary Sclerosing Cholangitis (PSC)

Encouraging Results From Investigator-Sponsored Trial Conducted at Mayo Clinic

- Single-arm, open-label, exploratory phase 2 proof-of-concept trial*
- Primary objective achieved in 27.3% (3/11) of the PP patients, as compared to baseline (ALP reduction ≥25% and AST increase ≤33%)
- None of the patients who reached week 24 had an increase of more than 20% of ALP, as compared to baseline
- IMU-838 found to lead to a statistically significant reduction of serum ALP over time in the PP population, while no trend for increases in ALT, AST or bilirubin were observed
- The results of IBD symptoms and quality-of-life assessments in the evaluable patients are encouraging
- IMU-838's safety and tolerability profile was confirmed in this patient population

ALP: alkaline phosphatase; AST: aspartate aminotransferase; ALT: alanine aminotransferase; PP: per-protocol; ITT: intend-to-treat
* NCT03722576

The promising results regarding biochemical parameters and safety suggest that IMU-838 merits further clinical testing in PSC.

Immunic plans to perform a phase 1 trial in hepatic impaired patients which will allow for dose optimization of IMU-838 for potential future clinical activities in PSC.

Immunic THERAPEUTICS

IMU-838: IP Position

IMU-838 is Protected by Several Layers of Patents:



- Patent on the specific salt form and pharmaceutical composition of IMU-838, granted in the United States, Europe and other key markets – expires in 2031
- New patent filed in 2017 on the dosing regimen protecting the applied dosing scheme of the ongoing and planned therapeutic studies – expires in 2038, if granted
- New patent filed in 2018 on the specific polymorph of IMU-838 used in current studies – expires in 2039, if granted
- New patent filed in 2020 on IMU-838's antiviral activity for use in COVID-19 – expires in 2041, if granted
- Another level of protection can be expected by data exclusivity in the United States and in Europe based on IMU-838's classification as a New Chemical Entity (NCE)

Immunic THERAPEUTICS

IMU-935: An Oral IL-17 Inhibitor

Uniquely Acting and Highly Selective RORγt Inverse Agonist

Autoimmune Diseases and IMU-935

IL-17 in Autoimmune Diseases

- Autoimmune diseases are frequent diseases affecting millions of patients worldwide[1]
- Th17/IL-17/RORγt axis is important in auto immunity related diseases[2]
- Antibodies targeting this axis successfully demonstrated this concept but bear the disadvantage of being a non-oral drug[2]

Goal

- Develop an orally available and potent IL-17 inhibitor for the safe and efficacious treatment of autoimmune diseases
- Small molecule inhibitor of RORγt functions in autoimmune disease state without affecting physiological functions of RORγt

Unmet Need in Psoriasis Care


High
Efficacy
Low
IL-17 antibodies
IL-12/IL-23 inhibitors
TNFα inhibitors
UNMET MEDICAL NEED Adressable area for next-generation oral medications
PDE4 inhibitor
Immuno-suppressants
Low
Safety/Tolerability
High

Strong Medical Need for Oral IL-17 Pathway Inhibitors such as IMU-935

[1] Rose, Noel R. American journal of epidemiology 2016; 183.5: 403-406
[2] Fasching, Patrizia, et al. Molecules 2017 22.1: 134
Th: T helper; IL: interleukin; TNF: tumor necrosis factor; PDE4: phosphodiesterase type 4; RORγ: retinoic acid receptor-related orphan nuclear receptor gamma

IMU-935 Efficiently Leads to Suppression of Disease Activity While Maintaining Required Physiological Functions



IMU-935 Blocks
Th
Differentiation
Th17
IMU-935 Blocks
Th
Cytokine Production
Th17
IL-17A
IL-17F
IFN-γ
IMU-935 Allows
DN
CD4-
CD8-
Normal Thymocyte Maturation
DP
CD4+
CD8+
Unchanged Physiological Function

- The differentiation towards Th17 cells is inhibited by IMU-935
- The production of IL-17A and IL-17F is inhibited by IMU-935
- The required physiological maturation of T cells within the thymus (facilitated by RORγt) is not affected by IMU-935

Th: T helper; IL: interleukin; IFN: interferon; DN: double-negative; DP: double-positive; CD: cluster of differentiation

IMU-935: Cytokine Inhibition in Low Nanomolar Range and Normal Thymocyte Maturation

Inhibition of RORγ (20 nM) and DHODH (240 nM) Leads to Synergistical Inhibition of Cytokines in Stimulated Human Lymphocytes

	IC_{50} (μM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, reporter assay)	0.020
DHODH	0.240
Th17 differentiation (murine)	150 nM

Read-out: effect on cytokine production after 48 hours in PBMC

IMU-935 Allows Normal Thymocyte Maturation From Double-Negative Towards Matured CD4+ Thymocytes (CD4+ and CD4+/CD8+)



50
40
30
20
10
0
CD4+ (%)
0 nM/DMSO
3 nM
30 nM
300 nM

Read-out: maturation into CD4+ murine thymocytes

IL: interleukin; IFN: interferon; Th: T helper; MST: microscale thermophoresis; PBMC: peripheral blood mononuclear cells; CD: cluster of differentiation; DMSO: dimethyl sulfoxide

IMU-935 Does Not Induce Thymocyte Apoptosis

In Contrast to IMU-935, Comparator Compounds Have a Negative Impact on Thymocyte Viability and Therefore Bear the Risk of Lymphoma.



% Thymocyte
(relative to % viable cells in vehicle)
120
100
80
60
40
20
0
0
6
12
18
24
30
36
Time (h)
Vehicle
IM105935
No difference between IMU-935 and control
MWT-S-01236
MWT-S-01237
MWT-S-01238
MWT-S-01239
MWT-S-01241
MWT-S-01242
MWT-S-01243
Other RORγt inhibitors (discontinued) in preclinical or clinical development
RORgt-/-

Sun, Zuoming. City of Hope, 2021, unpublished

IMU-935: Phase 1 Study Performed in Australia

Double-Blind, Placebo-Controlled Phase 1 Study Performed in Three Parts



→ Phase 1 study performed in three parts

- Part A: Single ascending dose (SAD) study in healthy volunteers
- Part B: 14-day multiple ascending dose (MAD) study in healthy volunteers
- Part C: 4-week safety study in psoriasis patients

→ Timelines

- Safety data from the SAD and MAD parts expected to be available in H2/2021
- Initiation of Part C in psoriasis expected around mid-2021

→ Immunic has identified Guillain-Barré syndrome as a suitable orphan autoimmune indication for phase 2 development, in addition to the previously planned development in psoriasis.

IMU-856

Restoring Intestinal Barrier Function

IMU-856: Hypothesis of Therapeutic Approach

Strengthening the Bowel Barrier Function Leads to Compartmentalization of Microbiome and Intestinal Immune System and Prevents Immune Stimulation That Drives Disease Processes

Gut Wall

Microbiota



Influencing the Microbiome

- Changes in nutrition are driving the increase in disease rates
- Diversity of microbiome is good, but data on pathogenicity of particular species is often inconsistent
- Effects of probiotics on disease have been shown (supportive)

Immune System



Focus on Immunosuppression

- Stimulation of the immune system by the microbiome cannot be prevented
- Suppression of the secondary inflammatory process
- Usually has unintended consequences in terms of adverse events (infections, malignancies, inability to vaccinate)

IMU-856: Phase 1 Study Performed in Australia

Double-Blind, Randomized, Placebo-Controlled Phase 1 Study Performed in Three Parts



- Exclusive global rights to commercialization of IMU-856 in all countries obtained through option and licensing agreement with Daiichi Sankyo

- Phase 1 study includes patient population for confirmation of pharmacodynamic activity:
  - Safety and pharmacokinetics in healthy volunteers (Part A: SAD, Part B: MAD)
  - In Part C, patients with several diseases involving bowel barrier dysfunction will be included

- Timelines
  - Safety data from the SAD and MAD parts expected to be available in H2/2021
  - Initiation of Part C in patients expected in H2/2021

Immunic Therapeutics

Summary

Summary and Highlights

Advanced and well-balanced pipeline: Three differentiated products in various phases of clinical development

Additional clinical activity of IMU-838 demonstrated in COVID-19 and PSC; favorable safety and tolerability profile confirmed

Excellent phase 2 data in RRMS: IMU-838 met all statistical endpoints and underlined favorable safety and tolerability profile

Shares outstanding: 21,749,439 (as of May 3, 2021)

Cash and cash equivalents of approx. USD 114.8 million (as of March 31, 2021)

Phase 3 program in RRMS expected to start in H2/2021, after final regulatory feedback is available

Raised approx. **USD 144.4 million** in 2020, substantially extending cash runway beyond important value inflection points

Leadership Team

Company is Led by an Experienced Management Team



Daniel Vitt, PhD
CEO & President



Duane Nash, MD, JD, MBA
Executive Chairman



Andreas Muehler, MD, MBA
CMO



Hella Kohlhof, PhD
CSO



Manfred Groeppel, PhD
COO



Inderpal Singh
General Counsel



Glenn Whaley
Principal Financial and Accounting Officer

Renowned International Board of Directors



Duane Nash, MD, JD, MBA
Executive Chairman



Daniel Vitt, PhD
CEO & President of Immunic



Tamar Howson, CFA
Independent Director



Barclay "Buck" A. Phillips
Independent Director



Joerg Neermann, PhD
Independent Director



Vincent Ossipow, PhD, CFA
Omega Funds



Jan Van den Bossche, CFA
Fund+

Immunic THERAPEUTICS

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Gräfelfing (Munich)
Germany



Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic Therapeutics

Back-up IMU-838

IMU-838 Binds to DHODH and Inhibits DHODH

IMU-838 Binds Into the DHO and Ubiquinone Binding Pocket

IMU-838 Exhibits High Species Selectivity, Most Potent on Human DHODH With IC_{50} of ~160 nM



WAT
ARG136
Vidofludimus
WAT
TYR147
TYR356
FMN
DHO



DHODH Inhibition
6000
5000
4000
3000
2000
1000
0
IC50 IN NM
human
monkey
ferret
rat
dog
hamster
mouse
DHODH DIFFERENT SPECIES
IMU-838
Teriflunomide

Left: Baumgartner et al., J. Med. Chem. 2006;49:1239-1247; Right: Immunic data
DHODH: dihydroorotate dehydrogenase

Immunic THERAPEUTICS

IMU-838: A Selective, Safe and Efficacious DHODH Inhibitor

- Convenient to use: once-daily oral dosing
- Small white tablet with a diameter of only 8 mm

- Selective DHODH inhibitor – no kinase inhibition
- Optimal pharmacokinetics: serum half life in humans of ~30 hours requires only ~6-8 days to steady state

- Proven clinical efficacy in multiple clinical trials
- Excellent safety profile available from exposure to more than 800 humans

- Clinical phase 2 trial in relapsing-remitting multiple sclerosis (RRMS) with impressive results

- Broad potential in indications such as multiple sclerosis (MS), inflammatory bowel disease (IBD), primary sclerosing cholangitis (PSC), or COVID-19

→ IMU-838 (vidofludimus calcium*) perfectly combines safety, convenience to use and efficacy in a small tablet.

* Vidofludimus is the active moiety of IMU-838; DHODH: dihydroorotate dehydrogenase

IMU-838: Development History

Tested in More Than 800 Individuals, to Date

Free Acid Form Developed by 4SC

Initial clinical trials were done by 4SC with a **free acid** formulation of the active moiety **vidofludimus** as an amorphous material. In total, 4SC's clinical trial data encompasses more than 250 individuals treated with the active moiety, thus **creating a safety database** for further IMU-838 development.

→

Phase 2 Studies Performed by 4SC

Following phase 1 trials, 4SC conducted a phase 2 double-blind, randomized, placebo-controlled study in **266 patients with rheumatoid arthritis** (N=236 in ITT population for efficacy). This study also confirmed that there was **no increased rate of infections** in the vidofludimus arm versus the placebo arm. In addition, 4SC conducted a small single-arm, open-label and uncontrolled phase 2a study in **34 corticosteroid-dependent IBD patients** (N=26 in ITT population for efficacy).

→

Acquisition by Immunic Switch to Calcium Salt

After the acquisition of the assets from 4SC, Immunic developed a **new formulation of vidofludimus, IMU-838, containing a single polymorph of vidofludimus calcium** which exhibits improved pharmacological and pharmacokinetic properties. Both the old and new formulations use the **same active moiety** to obtain their desired pharmacological effects.

→

Clinical Development in Various Indications

IMU-838 was successfully tested in two phase 1 clinical trials in 2017 and is currently being tested in a phase 2 trial in **ulcerative colitis.** In Q3/2020, Immunic reported positive results from a phase 2 trial in **relapsing-remitting multiple sclerosis**; in Q1/2021 that IMU-838 showed evidence of clinical activity in a phase 2 trial in hospitalized patients with moderate **COVID-19**; and in Q1/2021, positive top-line data from an investigator-sponsored phase 2 trial in **primary sclerosing cholangitis** conducted in collaboration with Mayo Clinic.

Immunic THERAPEUTICS

IMU-838 Specifically Targets Highly Metabolically Activated Immune Cells – Reducing Dual IL-17F/IFNγ High-Producers

Hyperactive/High-Affinity Immune Cells are Specifically Dependent on DHODH

High metabolic turnover in high-affinity T cells

—

High amounts of nucleotides for mRNA synthesis (up to 100-fold higher nucleotide demand for RNA synthesis than for DNA synthesis)

—

High producers of IL-17 and IFNγ



Vehicle
IMU-838
IL-17F
IFNγ
IL-17A
0.53%
MFI 108
0.12%
MFI 38
0.25%
MFI 37
0.07%
MFI 22
11.83%
MFI 47
5.95%
MFI 24

Klotz et al., Science Translational Medicine, 11, Mai 2019

Immunic THERAPEUTICS

IMU-838 Provides a Less Inflammatory Environment

Stopping a Pro-Inflammatory Environment

→ Repression of pro-inflammatory cytokines

IL-17A/F	IFNγ	IP-10
GM-CSF	IL-6	IL-1ß

→ Induction of some important anti-inflammatory cytokines

IL-4	IL-10

Induction of Apoptosis in Stimulated PBMC

10 µM of IMU-838 induces similar % of apoptosis compared with 100 µM teriflunomide


Normalized apoptotic and necrotic cell levels
0
1
2
3
4
5
44%
38%
24%
22%
20%
16%
Total
Anx V+/ PI-
Anx V+/ PI+
Vido (10 µM)
TFNM (100 µM)

Induction of Regulatory Macrophages in MLR

Moderate induction of regulatory macrophages and strong synergism in combo with Infliximab


Induction of CD14⁺CD206⁺ macrophages (% of 6TG)
125
100
75
50
25
0
****
***
0
3
10
30
6TG
IMU-838 (µM)

PBMC: peripheral blood mononuclear cells; MLR: mixed lymphocyte reaction
Kohlhof et at., Poster UEGW 2019

Immunic THERAPEUTICS

Current Treatment of Relapsing-Remitting Multiple Sclerosis (RRMS)

Escalation Treatment Approach in RRMS

Base Medications

Treatment-Naïve Patients
Low-to-Moderate Disease Activity

- Interferons
- Glatiramer acetate
- Dimethyl fumarate
- Teriflunomide

High MS Activity on Treatment

Escalation Treatments

2nd/3rd Line Treatments
High Disease Activity

- Fingolimod
- Siponimod
- Natalizumab
- Alemtuzumab
- Ocrelizumab
- Cladribine

Consider risks of prolonged immune suppression

- Currently, there is no specific guidance on which therapies/medications are used in which sequence.
- Typically, treatments are escalated over time considering:
  – Persistent high MS disease activity under treatment with base medications (relapse(s), disability worsening, MRI lesions),
  – Risks of long-term immunosuppression,
  – Patient preferences or risks perceptions, and
  – Safety/tolerability aspects.

Currently unaddressed medical need:
Oral base medications for MS patients with balance of good safety/tolerability/convenience profile and robust clinical activity

Left: Adapted from F. 1. F. Grand'Maison, Neural Regeneration Research, 2018, 13, 1871-1874
MRI: magnetic resonance imaging

MS Therapies: Current Shortcomings

Injectables: IFN-β1 and glatiramer acetate

- Uncomfortable administration
- Side-effects: flu-like (IFNβ1) and rash (glatiramer acetate)
- Modest anti-inflammatory effects
- Essentially no new-starts except for glatiramer acetate

Orals: S1Ps, fumarates

- Pre-testing: blood tests; EKG first-dose monitoring (fingolimod)
- Risk discussion: cardiac (S1Ps) PML – small but non-zero; no risk stratification (S1Ps)
- Less disability slowing than inflammation would suggest

Infusions: natalizumab, anti-CD20s

- Frequent infusions (natalizumab)
- Risk discussion: PML (natalizumab > anti-CD20s); infections (anti-CD20s)
- Very long pharmacodynamics – 3-6 months (natalizumab); 6-12 months (anti-CD20s)
- Less disability slowing than inflammation would suggest

Personal opinion of Robert Fox, MD, Staff Neurologist, Mellen Center for MS Vice Chair for Research, Neurological Inst. Professor of Neurology, Cleveland Clinic, Cleveland, Ohio, as presented at Immunic's R&D Day on May 19, 2020: https://www.immunic-therapeutics.com/wp-content/uploads/2020/05/20200519_Immunic_RnD_Day_Robert-Fox.pdf
S1P: sphingosine-1-phosphate; PML: progressive multifocal leukoencephalopathy

MS Opportunity

Aubagio® (Teriflunomide) is Currently the **Only Approved** DHODH Inhibitor for MS

- Aubagio® is indicated for the treatment of relapsing forms of MS, to include clinically isolated syndrome, RRMS, and active secondary progressive disease, in adults
- The recommended dose of Aubagio® is 7 mg or 14 mg orally once-daily. Aubagio® can be taken with or without food.
- IMU-838 has the potential to be the safe and easy-to-use oral treatment-of-choice for RRMS due to its safety and pharmacokinetics profile[2]



Global Sales Aubagio® in MS[1]
Worldwide Sales (in EUR billion)
2.2
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2013
2014
2015
2016
2017
2018
2019
2020

[1] Sanofi Annual Reports, https://www.sanofi.com/en/media-room/press-releases
[2] Muehler et al., ECTRIMS 2019, Abstract A-1026-0031-00242

Role of Epstein-Barr Virus (EBV) During MS Progression[1]

- Environmental risk factors **most consistently linked with MS** are infection with **EBV,** deficiency in sun exposure and/or vitamin D, and smoking.
- EBV persists usually asymptomatically in immune-competent and healthy individuals **in memory B cells** (known EBV host cells) in a latent state lifelong.
- **90% of 18-19 years** old adults exhibit evidence of latent EBV infection.
- After MS onset, antibody responses toward EBV antigens correlate with **disease progression**.[2]
- In a sample of 100 MS subjects including RRMS, CIS and PPMS, all individuals showed serological evidence of previous EBV infection, but anti-EBNA-1 IgG titer was the highest in RRMS when compared to PPMS and CIS phenotypes.[3]
- Anti-CD20 monoclonal antibodies (mAbs) deplete peripheral B-cell completely and long-lastingly, though, in contrast, depletion of central B-cells is incomplete and only transient (intrathecal rituximab).[4]
  – Rituximab has an established role to treat EBV viremia in oncology.
- Augmentation of memory B-cells worsens symptoms in MS: atacicept, a putative MS DMT developed by Merck Serono, increased relapse frequency by up-regulating memory B cells.[5]

[1] Freedman M et al. Mult Scler. 2018; 24:535–9 [2] Christensen, 2006 [3] Farrell et al., 2009 [4] Bhargava et al. 2018 [5] Ma et al. 2014
DMT: disease modifying therapy; RRMS: relapsing-remitting multiple sclerosis; CIS: clinically isolated syndrome; PMS: progressive multiple sclerosis

IMU-838: Second Generation, Highly Selective DHODH Inhibitor With Distinct Chemical Structure

- **Aubagio® hits off targets**, e.g. protein kinases EGFR and Aurora A[1,2], leading to off-target toxicities[3]
- Aubagio® has a half-life of about 18 to 19 days in humans[3-6]; wash-out takes more than six months → emergency treatment discontinuations require 11-day accelerated washout procedure[5]
- Frequent screening required (black box warning for hepatotoxicity)[4]

teriflunomide (Aubagio®)



H_3C
OH
O
N
NH
F_3C

- **IMU-838** (vidofludimus calcium) and leflunomide/teriflunomide are **structurally unrelated**
- Immunic has carefully monitored all liver events throughout the entire IMU-838 development program
- Serum half-life of 30 hours allows for convenient on- and off-dosing
- **To date, no signal has been observed for hepatoxicity anywhere in the entire IMU-838 development program**

vidofludimus* (IMU-838)



COOH
F
H
N
O
CH_3
O

[1] Büttner R, et al. Blood 130 (suppl 1): 4426 abstract, 2017 [2] Cada DJ, et al. Hosp Pharm, 2013;48:231-240 [3] O'Connor et al, NEJM 365: supplementary appendix, 2011
[4] Summary of Product Characteristics Aubagio® [5] FDA CDER Medical Review Teriflunomide, 2012 [6] O'Connor et al, NEJM, 2011;365:1293-1303 [5] More information available at: https://www.aubagiohcp.com/content/pdf/drug_elimination_guide.pdf
* Vidofludimus is the active moiety of IMU-838.

Immunic THERAPEUTICS

Teriflunomide Has a Safety and Tolerability Profile Not Expected From Selective DHODH Inhibition

Adverse Event	Aubagio® 14 mg (n=1002)	Aubagio® 7 mg (n=1045)	Placebo (n=997)
Headache	16%	18%	15%
ALT increased	15%	13%	9%
Diarrhea	14%	13%	8%
Alopecia	13%	10%	5%
Nausea	11%	8%	7%



Mean lymphocyte counts
Lymphocytes mean ± SE (10⁹/L)
2.5
2.0
1.5
1.0
0.5
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 688
992 845 848 799 700
Mean neutrophil counts
Neutrophils mean ± SE (10⁹/L)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
AUBAGIO 14 mg
Placebo
LLN
Weeks: 0 12 24 36 48
No. of patients:
1001 826 818 774 687
992 845 847 799 699

[1] Aubagio® (teriflunomide) Prescribing Information US FDA. Medical Review for teriflunomide. August 25, 2012
[2] O'Connor et al, NEJM 365: supplementary appendix, 2011
ALT: alanine aminotransferase

Immunic THERAPEUTICS

Off-Target Effects: Kinase Inhibition by Teriflunomide



Teriflunomide is not purely selective for DHODH, it also inhibits kinases such as PDGFR, Aurora A, FYN, LCK, JAK3, PIM and EGFR

Most common adverse events of EGFR inhibitors: skin disorders, diarrhea, and elevated liver enzymes. Rare cases of interstitial lung disease are also observed


Teriflunomide trough level
PIM
Aurora A
JAK3
LCK
FYN
PDGFR
EGFR
0
30
60
90
120
150
180
IC50 in µM

Mean trough level for teriflunomide 7 mg was taken from Clinical Pharmacology Biopharmaceutics Review, Teriflunomide (FDA)

Mattar u. a., "Inhibition of the Epidermal Growth Factor Receptor Tyrosine Kinase Activity by Leflunomide". Xiulong Xu, Jikun Shen, Julian W Mall, Jonathan A Myers, Wanyun Huang, Leonard Blinder, Theodore J Saclarides, James W Williams, Anita S-F Chong, In vitro and in vivo antitumor activity of a novel immunomodulatory drug, leflunomide: Mechanisms of action, Biochemical Pharmacology, Volume 58, Issue 9, 1999, Pages 1405-1413, ISSN 0006-2952, https://doi.org/10.1016/S0006-2952(99)00228-2. Manna und Aggarwal, "Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression". Manna und Aggarwal, „Immunosuppressive Leflunomide Metabolite (A77 1726) Blocks TNF-Dependent Nuclear Factor-KB Activation and Gene Expression".
Siemasko u. a., "Inhibition of JAK3 and STAT6 Tyrosine Phosphorylation by the Immunosuppressive Drug Leflunomide Leads to a Block in IgG1 Production". "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth
Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen, "Leflunomide Inhibits c-Myc Signaling and Impairs Myeloma Cell Growth; Ralf Buettner, Corey James Morales, Enrico Caserta, Domenico Viola, Joycelynne M. Palmer, Xiwei Wu, Nagarajan Vaidehi, Hongzhi Li, Tim Synold, Amrita Krishnan, Flavia Pichiorri, Michael Rosenzweig and Steven T. Rosen"

Immunic THERAPEUTICS

RRMS Meta-Analysis

Prediction of Relapse Reduction From MRI Activity



log(MRIeffect)
log(RELeffect)
2·0
1·5
1·0
0·5
−1·0
−1·5
−2·0
−2·5
−3·0
−4
−3
−2
−1
1
2
Data for present analysis
Data from a previous meta-analysis[2]

- Meta-analysis of 54 published trials for the treatment of relapsing-remitting multiple sclerosis[1]
- Allows a robust estimation of the association between the effect on MRI lesions and the effect of treatment on relapses with high correlation factor

  log(REL-effect) = 0.00 + 0.53 log(MRI-effect)

  R^2=0.76
- Predicts that relapse-related activity (likely) follows the MRI activity

Both treatment effects are expressed as rate ratios on a log scale. Every circle represents a comparison of the experimental group versus the control group, with the size of the circles representing the weight of the comparison, proportional to trial size and duration. The straight lines represent the weighted regression, which show the effect on relapses predicted by the observed effects on MRI. Log(RELeffect)=logarithm of the relapse rate ratio. Log(MRIeffect)=logarithm of the MRI lesion rate ratio.

[1] Sormani MP, Bruzzi P. MRI lesions as a surrogate for relapses in multiple sclerosis: a meta-analysis of randomised trials. *Lancet Neurol.* 2013;12(7):669-676

Disability Effects for Oral DMTs: Early 2010s[1]

	Dimethyl fumarate 240 mg bid			Fingolimod 0.5 mg qd		Teriflunomide 14 mg qd		
	DEFINE (N=818)[a](Gold, 2012)	**CONFIRM (N=722)**[a](Fox, 2012)	**DEFINE+ CONFIRM pooled (N=1540)**[a](Fox, 2013)	**FREEDOMS N=843**(Kappos, 2010)	**FREEDOMS II N=713**(Calabresi, 2014)	**TEMSO (N=721)**[a](O'Connor, 2011)	**TOWER (N=758)**[a](Confavreux, 2014)	**TEMSO + TOWER pooled (N=1479)**[a](Kappos, 2013)
Proportion of patients with CDW[b]								
Placebo	0.27	0.17	0.222	0.241	0.290	0.273	0.197	0.240
Intervention	0.16	0.13	0.146	0.177	0.253	0.202	0.158	0.179
Hazard ratio	0.62	0.79	0.68	0.70	0.83	0.70	0.68	0.695
Relative risk reduction (%)	38	21	32	30[c]	17[c]	29.8	32	30.5
P value vs placebo, %	p=0.005	p=0.25	p=0.0034	p=0.02	p=0.227	p=0.03	p=0.0442	p=0.003
Hazard ratio	0.62	0.79	0.680	0.70	0.83	0.70	0.68	0.695
P value vs placebo	p=0.005	p=0.25	p=0.0034	p=0.02	p=0.227	p=0.0279	p=0.0442	p=0.0029
NNT	10.8	30.2	15.4	15.3	23.5	13.7	17.1	15.1

bid=twice daily; CDW=confirmed disability worsening; NNT=number needed to treat; qd=once daily.

[a] The total number of patients includes those randomized and treated with dimethyl fumarate 240 mg bid, fingolimod 0.5 mg qd, or teriflunomide 14 mg qd, and the respective placebo groups in each study;

[b] 3-month CDW at 2 years;

[c] relative reduction vs placebo derived from hazard ratios reported in cited source.

"Of the three oral DMTs evaluated, only teriflunomide showed consistent and significant reductions in the risk of disability worsening in each of the individual studies, which was reflected in lower NNTs in TEMSO and TOWER compared with CONFIRM and FREEDOMS II (in which significant effects of DMF and fingolimod were not demonstrated)."[2]

[1] Freedman MS et al. MSARD. 2016; 10:204–12 [2] Fox, 2012; Calabresi, 2014; O'Connor, 2011; Confavreux, 2014

NNT: number needed to treat, DMT: disease modifying therapy

Immunic THERAPEUTICS

EMPhASIS: Phase 2 Study Overview in RRMS
NCT03846219



Coordinating Investigator

Robert Fox (Cleveland Clinic)

Included Patient Population: RRMS With Relevant Disease Activity

- Male or female (18 ≥ age ≤ 55)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse and MRI criteria
- Baseline EDSS: 0 ≥ EDSS ≤ 4.0
- Performed in Central and Eastern Europe

Blinded Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks

Extended Treatment Period

- Up to 9.5 years
- Extension study to observe long-term safety

EDSS: Expanded Disability Status Scale; MRI: magnetic resonance imaging

EMPhASIS: Phase 2 Trial Design in RRMS



Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to 9.5 years (optional)
Blinded
Unblinded
30 mg IMU-838
EoMT
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
EoMT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
R
Scr. exam.
BL MRI
Placebo
EoMT
R
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
EoS
D-28 -9
D-14 -3
D0
W24/EoMT End of main part 1°analysis
At time of final analysis of main part Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

Key study endpoints: to evaluate the **cumulative number of new combined unique active lesions up to week 24**

- **Primary endpoint: 45 mg IMU-838 vs. placebo**
- **Key secondary endpoint: 30 mg IMU-838 vs. placebo**

a) Can be interrupted/extended, if the baseline MRI must be repeated due to poor quality (to be done as soon as possible). If results of the central MRI assessment are not available in time for randomization, the screening period can be extended by up to 7 days, if needed.
b) After unblinding of the main treatment period, the investigator can decide with the patient if and at which dose the treatment will be continued.
BL: baseline; exam.: examination; D: day; EoMT: end of main treatment; EoS: end of trial; EoT: end of treatment; MRI: magnetic resonance imaging; R: randomization; Scr.: screening; W: week

EMPhASIS: Subgroup Analysis CUA MRI Lesions 30 mg IMU-838

Forest Plot



Favors 30 mg/day IMU-838
Favors placebo
0.01
0.1
1
10
100

Subgroup	N	RR	LCB	UCB
Number of Gd+ lesions at Baseline: 0	72	0.23	0.09	0.59
Number of Gd+ lesions at Baseline: >= 1	68	0.35	0.17	0.70
male	54	0.35	0.14	0.88
female	86	0.29	0.14	0.60
Age: <= 40 years	89	0.26	0.14	0.49
Age: > 40 years	51	0.85	0.33	2.18
Weight: <= 65kg	66	0.34	0.16	0.75
Weight: > 65kg	74	0.28	0.13	0.63
Ukraine	81	0.29	0.14	0.58
Other countries	59	0.33	0.13	0.87
EDSS at Baseline <= 2.5	72	0.40	0.19	0.84
EDSS at Baseline > 2.5	68	0.20	0.09	0.46
Prior MS therapy: no	102	0.34	0.17	0.66
Prior MS therapy: yes	38	0.22	0.08	0.66
Duration of disease <= 4 years	74	0.29	0.14	0.61
Duration of disease > 4 years	66	0.41	0.19	0.92
Relapses in previous 24 months < 2	67	0.27	0.11	0.63
Relapses in previous 24 months >= 2	73	0.33	0.16	0.68

Efficacy effects of IMU-838 observed across many subgroups.

N: Number of Patients; MRI: magnetic resonance imaging; RR: Rate Ratio; LCB: Lower 95% confidence bound; UCB: Upper 95% confidence bound; Gd+: Gadolinium-enhancing

Immunic THERAPEUTICS

EMPhASIS: Cumulative Number of CUA MRI Lesions
Time Course



Cumulative number of CUA MRI lesions
18
16
14
12
10
8
6
4
2
0
Baseline
Week 6
Week 12
Week 18
Week 24
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

	30 mg IMU-838	45 mg IMU-838	Placebo
1.5T MRI	n=65	n=66	n=67
3T MRI	n=6	n=3	n=2

Effect of IMU-838 on MRI lesion suppression can be observed already at early time points.

Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gadolinium-enhancing lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term. The graph shows adjusted means of each treatment group and 95% confidence intervals.

Immunic THERAPEUTICS

EMPhASIS: Relapse-Related Endpoints

Effect on Annualized Relapse Rate (ARR)			
Treatment Group	n	Number of Relapses	Adjusted Mean ARR
30 mg IMU-838	71	13	0.39
45 mg IMU-838	69	16	0.48
Placebo	69	18	0.53

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on ARR was detected in the Phase 2 study.

Number of confirmed relapse events in each treatment arm were n=2 (30mg IMU-838), n=4 (45 mg IMU-838) and n=5 (Placebo).

Immunic THERAPEUTICS

EMPhASIS: Treatment-Emergent Adverse Events

Severity

TEAE by Severity	30 mg IMU-838			45 mg IMU-838			Placebo			Total		
	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
Mild	50	29	40.8	38	21	30.4	46	23	33.3	134	73	34.9
Moderate	19	11	15.5	21	16	23.2	14	8	11.6	54	35	16.7
Severe	0	0	0	0	0	0	2	1*	1.4	2	1	0.5
Total	69	32	45.1	59	28	40.6	62	30	43.5	190	90	43.1

The observed adverse events were generally mild in nature.

Treatment-emergent adverse events (TEAE) are displayed by severity.

* One patient on placebo treatment experienced the severe adverse events of leukopenia and neutropenia.

Immunic THERAPEUTICS

EMPhASIS: Overall Treatment Discontinuations


Randomized Patients
N=210
Not Dosed
n=1
Placebo
n=69
30 mg IMU-838
n=71
45 mg IMU-838
n=69
Discontinued
n=5
Discontinued
n=2
Discontinued
n=4
Completed Week 24
n=64
Completed Week 24
n=69
Completed Week 24
n=65

Treatment Discontinuation Before Week 24 (All Dosed Patients Until End of Blinded Treatment)		
Placebo	7.2 %	5/69
All IMU-838	4.3 %	6/140
30 mg IMU-838	2.8 %	2/71
45 mg IMU-838	5.8 %	4/69

Treatment discontinuations were very low in the IMU-838 treatment groups, even lower than in the placebo group, indicating an encouraging combination of tolerability and efficacy.

Immunic THERAPEUTICS

EMPhASIS: Most Common Treatment-Emergent Adverse Events

Adverse Events Present in More Than 1% of Study Population

		30 mg IMU-838			45 mg IMU-838			Placebo			Total		
		Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)	Number of TEAE (N#)	Number of Patients with TEAE (N)	Patients with TEAE (%)
TEAE with High Incidence (>5% Incidence)	Nasopharyngitis	5	3	4.2	7	5	7.2	4	3	4.3	16	11	5.3
	Headache	3	3	4.2	5	4	5.8	4	4	5.8	12	11	5.3
TEAE with Medium Incidence (2-5% Incidence)	Respiratory Tract Infection Viral	0	0	0.0	2	2	2.9	3	3	4.3	5	5	2.4
	Upper Respiratory Tract Infection	2	2	2.8	0	0	0.0	3	3	4.3	5	5	2.4
TEAE with Low Incidence (1-2% Incidence)	Rash	3	2	2.8	2	2	2.9	0	0	0.0	5	4	1.9
	Nausea	1	1	1.4	2	2	2.9	1	1	1.4	4	4	1.9
	Fatigue	2	2	2.8	2	2	2.9	0	0	0.0	4	4	1.9
	Cystitis	1	1	1.4	3	3	4.3	0	0	0.0	4	4	1.9
	Hepatic Enzyme Increased	1	1	1.4	2	2	2.9	1	1	1.4	4	4	1.9
	Alopecia	3	3	4.2	1	1	1.4	0	0	0.0	4	4	1.9
	Back Pain	2	1	1.4	0	0	0.0	2	2	2.9	4	3	1.4
	Bronchitis	0	0	0.0	2	2	2.9	1	1	1.4	3	3	1.4
	Influenza	0	0	0.0	1	1	1.4	2	2	2.9	3	3	1.4
	Alanine Aminotransferase Increased	1	1	1.4	0	0	0.0	2	2	2.9	3	3	1.4

There were very few adverse events with medium and high incidence rate.

Displayed are treatment-emergent adverse events (TEAE) that occurred in more than 1% of all study patients (safety population n=209), i.e. such TEAE occurred in at least 3 or more patients.

Immunic THERAPEUTICS

Previous COMPONENT* Trial of Vidofludimus

Incidence of Liver Events[1]		
Liver Event Treatment-Emergent Adverse Events By Preferred Term	Vidofludimus 35 mg n=122	Placebo n=119
Biliary Colic	0 (0.0%)	1 (0.8%)
Hepatic Pain	0 (0.0%)	1 (0.8%)
Hepatic Steatosis	0 (0.0%)	1 (0.8%)
Hepatocellular Injury	1 (0.8%)	0 (0.0%)
g-Glutamyl Transferease Increased	1 (0.8%)	1 (0.8%)
Alanine Aminotransferase Increased	0 (0.0%)	1 (0.8%)
Hepatic Enzyme Increased	0 (0.0%)	1 (0.8%)
Patients with Liver Events (%)	**2 (1.6%)**	**6 (5.0%)**

*The COMPONENT trial was a randomized, double blind, placebo-controlled, parallel group, multicenter phase 2 clinical trial to assess the safety and efficacy of vidofludimus in combination with methotrexate (MTX) in patients with rheumatoid arthritis (RA) who were not responding sufficiently to MTX monotherapy. Vidofludimus is the active moiety of IMU-838.

[1] Muehler A, Kohlhof H, Groeppel M, Vitt D. The Selective Oral Immunomodulator Vidofludimus in Patients with Active Rheumatoid Arthritis: Safety Results from the COMPONENT Study. Drugs R D. 2019;19(4):351-366.

Immunic THERAPEUTICS

ENTRANCE: Steroid Tapering Scheme


week -1
40 mg steroid No Vido
40 mg steroid + Vido
30 mg steroid No Vido
30 mg steroid + Vido
20 mg steroid No Vido
20 mg steroid + Vido
week 2
30 mg steroid + Vido
20 mg steroid + Vido
week 3
20 mg steroid + Vido
week 4
15 mg steroid + Vido
week 5
10 mg steroid + Vido
week 6
7.5 mg steroid + Vido
week 7
5 mg steroid + Vido
week 8
2.5 mg steroid + Vido
week 9-12
No steroid + Vido
Tapering down of prednisolone dose

Out of **26** patients evaluable for efficacy analysis the steroid dose entering the study was

- 6 patients on 40 mg/day (23%)
- 6 patients on 30 mg/day (23%)
- 14 patients on 20 mg/day (54%)

Study aim: Disease control and remission maintenance transferred from prednisolone therapy to treatment with vidofludimus

Herrlinger et al. J Crohns Colitis. 2013 Sep;7(8):636-43

ENTRANCE: Steroid-Sparing

Development of prednisolone intake over 12 weeks (mITT):

mg/day	W1	W2	W3	W4	W5	W6
A	20 (20 – 40)	20 (20 – 30)	20 (20 – 20)	15 (15 – 15)	10 (10– 20)	7.5 (7.5 – 20)
B	26.5 (± 8.0)	24.6 (± 5.1)	20 (± 0.0)	15 (± 0.0)	10.6 (± 2.2)	8.5 (± 2.9)

mg/day	W7	W8	W9	W10	W11	W12
A	5 (5 – 15)	2.5 (2.5 – 15)	0 (0 – 15)	0 (0 – 10)	0 (0 – 10)	0 (0 – 10)
B	5.9 (± 2.8)	3.4 (± 2.9)	1.3 (± 3.4)	0.9 (± 2.5)	1.1 (± 2.7)	1.0 (± 2.8)

Mean consumption of prednisolone significantly (*p<0.001) decreased from 26.5 mg/day (± 8.0) to 1.0 mg/day (± 2.8)



Median Prednisolone Dose (mg/day)
*
40
30
20
10
0
N = 26
N = 26
N = 26
N = 26
N = 24
N = 24
N = 24
N = 24
N = 23
N = 23
N = 23
N = 23
0
1
2
3
4
5
6
7
8
9
10
11
12
Treatment Week

A: Median (Range); B: Mean (SD); W: week; mITT: modified intent to treat
Herrlinger et al. Poster, ECCO 2011

Ulcerative Colitis (UC) Drugs Treatment Effect in Clinical Remission Rate (Mayo Score)



Induction Phase
Oral Agents
Intravenous/Subcutaneous Agents
40%
35%
30%
25%
20%
15%
10%
5%
0%
19%
10%
12%
6%
21%
8%
12%
26%
12%
12%
Etrasimod
Filgotinib*
Ozanimod
Tofacitinib*
Upadacitinib
Adalimumab
Golimumab
Infliximab*^
Ustekinumab
Vedolizumab
Drug
Placebo
Given the relatively comparable ~5-10% placebo effect across UC studies, we note the fidelity of placebo-adjusted treatment effect comparison

*Average of clinical study results ^Naïve to tumor necrosis factor (TNF) blocker
Source: FDA documents, Jefferies LLC estimates

IMU-838 in PSC: Phase 2 Proof-of-Concept Study

NCT03722576



Principal Investigator

Elizabeth Carey, MD (Mayo Clinic)

Study Timelines

- Study started in August 2019
- Enrollment took place between July 2019 and September 2020, but almost all enrollment occurred in 2019 and early 2020
- The ongoing pandemic situation triggered the principal investigator's decision to terminate the study in late 2020

Investigator-Sponsored Trial Conducted at Two Mayo Clinic Sites

- Single-arm, open-label, exploratory study which planned to enroll 30 patients, aged 18 to 75 years
- Supported by National Institutes of Health (NIH) grant
- Study was performed at tertiary referral centers for PSC patients:
  - Mayo Clinic, Phoenix, Arizona (Elizabeth Carey, MD)
  - Mayo Clinic, Rochester, Minnesota (John E. Eaton, MD)
- Immunic provided the study medication
- Dosing: 30 mg of IMU-838 once daily for a period of 24 weeks
- Primary objective: change in serum alkaline phosphatase (ALP) at week 24, as compared to baseline
- Together with the investigators, Immunic determined to readout data of the 18 patients who were enrolled prior to the COVID-19 pandemic*

* During the COVID-19 pandemic, recruitment for this study was hampered, as patients with PSC are at a high risk of COVID-19 infections and were advised to avoid travel and unnecessary social contacts such as those required to participate in a clinical trial.

Immunic THERAPEUTICS

IMU-838 in PSC: Study Flow Chart and Study Population

Enrollment

Lead-in dosing
15 mg
1 week

Treatment
30 mg
(6 months)

Patient benefit?

- Study planned to enroll 30 patients
- Study screened 27 patients
  - 5 patients were screen failures (4 patients did not have ALP elevated of at least 1.5 times ULN, and 1 patient had an excluded condition)
  - 4 patients (in particular during the pandemic period) withdrew consent before receiving any treatment
  - **18 patients** started treatment of once daily 30mg IMU-838 (intent-to-treat population, ITT, n=18)
  - Of these 18 patients, 7 patients discontinued before week 24, and only **11 patients** completed 24-week IMU-838 treatment (per protocol population, PP, n=11)

ALP: alkaline phosphatase; ULN: upper limit of normal

Immunic THERAPEUTICS

Primary Objective: Change in Serum Alkaline Phosphatase in Adult Patients Diagnosed With PSC

Definition of Primary Objective

Patients who achieve a reduction of ALP at week 24

- greater or equal to 25%, as compared to baseline,
- while the AST increase at week 24 is no more than 33%, as compared to baseline.

ALP Decreased with Statistical Significance

Statistically significant (p=0.041) decrease

- by an average of 5.76 IU/L every 30 days (95% CI: -11.29, -0.23; statistical model) in the PP population (n=11)
- Not statistically significant in the ITT analysis (p=0.578; n=18)

	Positive Outcome n (%)	95% CI
ALP Reduction Between Baseline and Week 24 (ITT, n=18)	3/18 (16.7%)	3.6%, 41.4%
ALP Reduction Between Baseline and Week 24 (PP, n=11)	**3/11 (27.3%)**	**6.0%, 61.0%**

	Estimate of Change Every 30 Days (95% CI)	p-value
ALP Change Between Baseline and Week 24 (ITT, n=18)	-2.11 (-9.62, 5.40)	0.578
ALP Change Between Baseline and Week 24 (PP, n=11)	**-5.76 (-11.29, -0.23)**	**0.041**

ALP: alkaline phosphatase; AST: aspartate aminotransferase; PP: per-protocol; ITT: intend-to-treat, CI: confidence interval
Time from baseline is calculated as continuous variable and treated as the primary predictor using a random intercept model which was adjusted for age at baseline and gender.

Immunic THERAPEUTICS

IMU-838 in PSC: Statistically Significant Reduction in Serum ALP

IMU-838's Reduction in Serum ALP Levels Compares Well to Other Medications in Development for PSC

	IMU-838	norUDCA[1]	OCA[1]	Cilofexor[1]
Administration	Oral	Oral	Oral	Oral
Daily Dose	30 mg QD	1500 mg QD	5 to 10 mg QD	(30 and) 100 mg QD
Endpoint ("Positive Outcome" in %)	ALP reduction >=25% **and** AST increase <= 33% at week 24	≥ 25% ALP reduction	≥ 25% ALP reduction	≥ 25% ALP reduction
Treatment Duration	24 weeks	12 weeks	24 weeks	12 weeks
Number of Patients With a "Positive Outcome" in %	**27%***	**na**	**na**	**5% for 30 mg and 35% for 100 mg**

[1] Gerussi et al., Annals of Hepatology 19 (2020) 5-16
ALP: alkaline phosphatase; AST: aspartate aminotransferase; QD: quaque die = once-daily
*ALP reduction (PP, LS means)

Immunic THERAPEUTICS

IMU-838 in PSC: Outlook

As an Orally Available DHODH Inhibitor With a Prominent Influence on Th17 Induced Inflammatory Processes, IMU-838 is a Promising Approach for the Treatment of PSC



- The encouraging results regarding biochemical parameters and safety suggest that IMU-838 merits further clinical testing in PSC
- Immunic is in discussions with investigators and leading clinical experts to further evaluate the data set and to explore potential next steps
- Immunic believes that dose optimization would be needed for potential future trials, which would also require assessment of pharmacokinetics in hepatic impaired patients

Immunic Therapeutics

Back-up IMU-935

IMU-935: Inhibition of Th17 Differentiation



Th
Block of
differentation
Th17

Th17 Differentiation – Murine Primary Thymocytes



IL-17+ (%)
50
40
30
20
10
0
NS
NS
**
**
**
**
IMU-935
C11
0 nM/DMSO
3 nM
30 nM
300 nM

IMU-935 profoundly inhibited Th17 differentiation, whereas C11 did not



Normalized Th17 differentiation (%)
120
100
80
60
40
20
0
y = 0.0006x² - 0.4443x + 102.25
R² = 0.97064
0
100
146.6
200
300
400
500
600
Concentration of inhibitor 1 (nM)

The IC_{50} for Th17 differentiation of murine cells was 150 nM

Zuoming Sun, City of Hope, 2020

Immunic THERAPEUTICS

IMU-935 Maintains Normal Thymocyte Maturation and Retains Basal Activity of RORγt



3
DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+



DN
CD4-
CD8-
Normal thymocyte
maturation
DP
CD4+
CD8+
No risk
for thymoma

Method

- Sorted murine DN thymocytes were cultured on OP9-DL4 fibroblasts with mouse IL-7 for 72 hours and treated in parallel with IMU-935

Result

- IMU-935 allows normal thymocyte maturation from DN towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+)



CD4+ (%)
50
40
30
20
10
0
0 nM/DMSO
3 nM
30 nM
300 nM

Method

- Cellular reporter assay for RORγt activity with LBD of RORγ fused to GAL4 reporter from Indigo was used

Result

- Approx. 20% remaining basal activity of RORγt by IMU-935 at highest dose, whereas comparator molecule showed full inhibition



IM105935
GVK C11
RLU (x10^5)
6
5
4
3
2
1
0
-1
0
1
2
3
Compound concentration [nM]

20% remaining activity IMU-935

No remaining activity C11

Immunic THERAPEUTICS

IMU-935 Potently Inhibited Cytokine Release in *Ex Vivo* Stimulated Human Skin Punches

Cytokine Inhibition in Inflamed Human Skin Model


GMCSF
IL-17A
IL-17F
IL-22
Cytokine release (% of Vehicle)
0
20
40
60
80
100
120
140
160
Vehicle
100 nM IMU-935
1 µM IMU-935
100 nM Calciportiol


Well plate
Test substance
Well
Transwell filter
Epidermis
Dermis
Culture media
Multiple full thickness 3mm x 3mm biopsies are taken from skin specimens (includes epidermis, dermis and hypodermis)

IMU-935 is active with **< 100 nM** on
GM-CSF
IL-17A
IL-17F

Method

Skin punches from human healthy volunteers were *ex vivo* pretreated with IMU-935 for 24 hours and then challenged with a pro-inflammatory cytokine cocktail for another 24 hours.

Result

IMU-935 demonstrated a strong and dose dependent inhibition of GM-CSF, IL-17A, IL-17F and IL-22.

Immunic THERAPEUTICS

IMU-935: Pharmacokinetic Results of Single Ascending Dose

Dose-Linear AUC



IMU-935 Mean Plasma Concentration [ng/mL]
100
10
1
0
0 2 4 6 8 10 12 14 16 18 20 22 24
Time [hours]
100 mg
200 mg
300 mg
400 mg
IC50 IL-17, IFNγ

Serum half-life SDD formulation: 17-26 h
Tmax: 2.2-3.8 h

Average Pharmacokinetic Variables

Dose	Cmax ng/mL	Tmax (hours)	AUC-inf (h* ng/mL)
100 mg (F6)	95.7	1.33	522
200 mg (F6)	199	1.83	1360
100 mg (SDD, 3N)	119	2.20	755
200 mg (SDD, 4N)	195	2.83	1440
300 mg (SDD, 5N)	182	3.83	1710
400 mg (SDD 6N)	479	2.83	2940

Preliminary data

AUC: area under the curve; SDD: spray dried dispersion; h: hours; Cmax: maximum (peak) plasma drug concentration; Tmax: time to reach maximum (peak) plasma concentration; AUC-inf: area under the concentration-time curve to infinity

Immunic THERAPEUTICS

Immunic Therapeutics

Back-up IMU-856

Concept of IMU-856: Restoring the Intestinal Barrier Function Without Impairing the Immune System

Increased Bowel Permeability Connects the Microbiome and the Immune System



Normal tight junction
Leaky and Inflamed
Faulty tight junctions

Picture taken from https://vibrantblueoils.com/essential-oils-to-heal-and-seal-the-gut/

IMU-856's Target: An Epigenetic Regulator…

… influencing the tightly regulated network of genes and proteins associated with epithelial cell interaction/adhesion through its enzyme activities.



Target
Gene expression
Protein function
Protein activity
Cellular functions

Initial Hypothesis on IMU-856's Mode of Action

Downregulation[1] → Claudin-1 → Relocation of ZO-1 away from the TJ

Upregulation[2] → Claudin-2 → Leaky gut

=

Disruption of the architecture of the TJ



IL-6
IMU-856 (µM)
- - + - + 1 + 3
Claudin-1
Claudin-2
Actin
upper
lower

IMU-856

Upregulation → Claudin-1

Downregulation → Claudin-2

=

Restoration of the architecture of the TJ

[1] Poritz et al. 2004 [2] Luettig et al. 2015
TJ: tight junctions

Immunic THERAPEUTICS